October 4, 2004

     DREYFUS PREMIER S&P STARS OPPORTUNITIES FUND

Supplement to the Prospectus
Dated August 1, 2004

     The following information supersedes and replaces any contrary information contained in the Fund’s Prospectus:

     Effective December 1, 2004, the fund generally will invest at least 75% of its total assets in U.S. common stocks and U.S. dollar-denominated American Depositary Receipts (ADRs) that are listed on U.S. exchanges that, at the time of initial purchase, were ranked five- or four-STARS, or at the time of short sale, were ranked one- or two-STARS.